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                      "CONFIDENTIAL TREATMENT REQUESTED"

                               REDACTED VERSION




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                                                                  EXHIBIT 10.76



                                                    United Contract No. 125233-1
                                                Air Wisconsin Contract No. 080-1

                      FIRST AMENDMENT TO OMNIBUS AGREEMENT

                          Dated as of January 20, 1995

                                      Among

                              Air Wisconsin, Inc.,
                            a Wisconsin corporation,

                                       And

                             United Air Lines, Inc.,
                             a Delaware corporation,

                                       And

                          First Security Bank Of Utah,
                              National Association,
          not in its individual capacity, except as expressly provided, but solely as Operating Trustee,

                                       And

                          First Security Bank of Utah,
                              National Association,
          not in its individual capacity, except as expressly provided, but solely as Owner Trustee,

                                       And

                              Mesa Airlines, Inc.,
                            a New Mexico corporation





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                      FIRST AMENDMENT TO OMNIBUS AGREEMENT

    THIS FIRST AMENDMENT dated as of January 20, 1995 (this "Amendment"), by and among Air Wisconsin, Inc., a Wisconsin corporation ("Air Wisconsin"), United Air Lines, Inc., a Delaware corporation, ("United"), First Security Bank of Utah, national association, not in its individual capacity, except as expressly provided, but solely as Operating Trustee under the Operating Trust Agreement (as defined in the Definition Annex of the form of operating lease agreement attached as Exhibit A hereto) ("Operating Trustee"), First Security Bank of Utah, national association, not in its individual capacity, except as expressly provided, but solely as Owner Trustee under the Owner Trust Agreement (as defined in the Definition Annex of the form of short-term lease agreement attached as Exhibit A hereto) ("Owner Trustee"), and Mesa Airlines, Inc., a New Mexico corporation ("Mesa"), to that certain Omnibus Agreement (the "Agreement") dated as of December 31, 1994, by and among Air Wisconsin, United, the Operating Trustee, and Mesa Airlines.

    WHEREAS, the parties desire to amend the Agreement to provide for the short-term lease of three (3) of the "Sale Aircraft" (as defined in the Agreement) prior to their sale by Air Wisconsin to Mesa, and their purchase by Mesa from Air Wisconsin, as required by the Aircraft Purchase and Sale Agreement (as defined in the Agreement), and desire to add Owner Trustee as a party to the Agreement in order to effect such short-term lease;

    NOW, THEREFORE, in consideration of the mutual covenants, understandings and agreements set forth herein and other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.    DEFINITIONS.

    Except as otherwise defined in this Amendment, terms used herein in capitalized form shall have the meanings attributed thereto in the Agreement.

SECTION 2. ADDITION OF OWNER TRUSTEE AS PARTY; COMMITMENT TO ENTER INTO SHORT TERM LEASES.

    Owner Trustee hereby agrees to become, and each of the other parties to the Agreement agree to Owner Trustee's becoming, a party to the Agreement. Subject to the terms and conditions of this Amendment, as of the date hereof, Owner Trustee, as lessor ("Lessor"), and Mesa, as lessee ("Lessee") will enter into two separate aircraft operating lease agreements (each, a "Short-Term Lease"), in the form attached hereto as Exhibit A, pursuant to which Lessor will agree to lease to Lessee, and Lessee will agree to lease from Lessor, two (2) de Havilland model DHC-8-300 aircraft which were designated as a Sale Aircraft in the Agreement to be purchased and sold on January 17, 1995; on January 31, 1995, Lessor and Lessee will enter into a third Short-Term Lease, pursuant to which Lessor will agree to lease to Lessee, and Lessee will agree to lease from Lessor, a third (3rd) de Havilland model DHC-8-300 aircraft which was designated as a Sale Aircraft in the Agreement and which was scheduled to be delivered on January 31, 1995 (the form of such

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third Short-Term Lease will be substantially similar to that of the first two
Short-Term Leases entered as of the date hereof. All three (3) Short-Term Leases will: (a) terminate on February 15, 1995; and (b) require that Mesa purchase each such Aircraft on February 15, 1995 from Air Wisconsin upon the expiration of its respective Short-Term Lease, at the Purchase Price set forth in the Aircraft Purchase and Sale Agreement. Lessee shall be responsible for and shall pay (or, if previously paid by another party, to reimburse such party) for all reasonable fees, expenses and disbursements (i) of Lessor in connection with the Short-Term Leases, and (ii) Crowe & Dunlevy, special FAA counsel, in connection with the Short-Term Leases. Mesa waives the inspection, acceptance flight and other delivery terms and conditions of the Aircraft Purchase and Sale Agreement with respect to the Aircraft which are or become delivered to Mesa under the Short-Term Leases.

[CONFIDENTIAL PORTION DELETED].

    [CONFIDENTIAL PORTION DELETED].

SECTION 4.    REPRESENTATIONS AND WARRANTIES.

    A. Representations and Warranties of Operating Trustee. Operating Trustee, in its individual capacity, hereby represents and warrants, as of the date hereof, to Air Wisconsin, United, Owner Trustee and Mesa, which representations and warranties shall survive the execution and delivery of this Amendment, that:

         (i) Due Organization. Operating Trustee, in its individual capacity, is a national banking association duly organized and validly existing and in good standing under the laws of the United States of America, is a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Federal Aviation Act and the rules and regulations of the Federal Aviation Administration thereunder, and has the full corporate power, authority and legal right under the laws of the United States of America pertaining to its trust and fiduciary powers to execute, deliver and carry out the terms of this Amendment and each of the related agreements to which it is or will be a party;

        (ii) Due Authorization; No Conflict. The execution, delivery and performance by Operating Trustee of this Amendment and each of the related agreements to which Operating Trustee is or will be a party have been duly authorized by Operating Trustee and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

       (iii) Enforceability. This Amendment and each of the related agreements to which it is or will be a party have been duly executed and delivered by Operating Trustee and, assuming the due authorization, execution and delivery thereof by the other parties thereto, and also assuming the due execution and delivery of the related agreements, this Amendment constitutes, and the related agreements to which

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    Operating Trustee is or will be a party will constitute, its legal, valid and binding obligation, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors generally and to general equity principles.

    B. Representations and Warranties of Owner Trustee. Owner Trustee, in its individual capacity, hereby represents and warrants, as of the date hereof, to Air Wisconsin, United, Operating Trustee and Mesa, which representations and warranties shall survive the execution and delivery of this Amendment, that:

         (i) Due Organization. Owner Trustee, in its individual capacity, is a national banking association duly organized and validly existing and in good standing under the laws of the United States of America, is a "citizen of the United States" within the meaning of Section 40102(a)(15) of the Federal Aviation Act and the rules and regulations of the Federal Aviation Administration thereunder, and has the full corporate power, authority and legal right under the laws of the United States of America pertaining to its trust and fiduciary powers to execute, deliver and carry out the terms of this Amendment and each of the related agreements to which it is or will be a party;

        (ii) Due Authorization; No Conflict. The execution, delivery and performance by Owner Trustee of this Amendment and each of the related agreements to which Owner Trustee is or will be a party have been duly authorized by Owner Trustee and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

       (iii) Enforceability. This Amendment and each of the related agreements to which it is or will be a party have been duly executed and delivered by Owner Trustee and, assuming the due authorization, execution and delivery thereof by the other parties thereto, and also assuming the due execution and delivery of the related agreements, this Amendment constitutes, and the related agreements to which Owner Trustee is or will be a party will constitute, its legal, valid and binding obligation, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors generally and to general equity principles.

    C. Representations and Warranties of Air Wisconsin. Air Wisconsin hereby represents and warrants to Operating Trustee, Owner Trustee, United and Mesa, which representations and warranties shall survive the execution and delivery of this Amendment and the delivery of the Aircraft, that:

         (i) Due Organization. Air Wisconsin is a corporation duly organized and validly existing and in good standing under the laws of the State of Wisconsin and has

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    the corporate power and authority, and all licenses, rights, permits, certificates, franchises and other privileges, necessary to perform its obligations under this Amendment and each of the related agreements to which it is or will be a party;

        (ii) Due Authorization; No Conflict. The execution, delivery and performance by Air Wisconsin of this Amendment and each of the related agreements to which it is or will be a party have been duly authorized by all necessary corporate action on the part of Air Wisconsin and do not and will not require any approval of stockholders of Air Wisconsin except those which have been obtained and are in full force and effect on the date hereof, and neither the execution and delivery hereof or thereof by Air Wisconsin nor the consummation by Air Wisconsin of the transactions contemplated hereby and by the related agreements to which it is or will be a party, nor compliance by Air Wisconsin with any of, nor Air Wisconsin's performance of, its obligations hereunder and thereunder will contravene or has contravened any judgment or order applicable to or binding on it or any Applicable Law or conflict with, result in a breach of, or constitute a default under its corporate charter or by-laws or conflict with, result in any breach of, or constitute a default under, or, except as contemplated hereby, result in the creation of any Lien under, or require the consent (not already or concurrently obtained) of any trustee or creditor pursuant to, any indenture, credit agreement, or other agreement or instrument to which Air Wisconsin is a party or by which it or its assets are bound; and

       (iii) Enforceability. This Amendment and each of the related agreements to which it is or will be a party has been duly executed and delivered by Air Wisconsin and, assuming the due authorization, execution and delivery thereof by the other parties thereto, and also assuming the due execution and delivery of the related agreements, this Amendment constitutes, and the related agreements to which Air Wisconsin is or will be a party will constitute, a legal, valid and binding obligation of Air Wisconsin, enforceable against it in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    D. Representations and Warranties of United. United hereby represents and warrants to Operating Trustee, Owner Trustee, Air Wisconsin and Mesa, which representations and warranties shall survive the execution and delivery of this Amendment, that:

         (i) Due Organization. United is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority, and all licenses, rights, permits, certificates, franchises and other privileges, necessary to perform its obligations under this Amendment and each of the related agreements to which it is or will be a party;

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        (ii)  Due Authorization; No Conflict. The execution, delivery and performance by United of this Amendment and each of the related agreements to which it is or will be a party have been duly authorized by all necessary corporate action on the part of United and do not and will not require any approval of stockholders of United except those which have been obtained and are in full force and effect on the date hereof, and neither the execution and delivery hereof or thereof by United nor the consummation by United of the transactions contemplated hereby and by the related agreements to which it is or will be a party, nor compliance by United with any of, nor United's performance of, its obligations hereunder and thereunder will contravene or has contravened any judgment or order applicable to or binding on it or any Applicable Law or conflict with, result in a breach of, or constitute a default under its corporate charter or by-laws or conflict with, result in any breach of, or constitute a default under, or, except as contemplated hereby, result in the creation of any Lien under, or require the consent (not already or concurrently obtained) of any trustee or creditor pursuant to, any indenture, credit agreement, or other agreement or instrument to which United is a party or by which it or its assets are bound; and

       (iii) Enforceability. This Amendment and each of the related agreements to which United is or will be a party has been duly executed and delivered by United and, assuming the due authorization, execution and delivery thereof by the other parties thereto, and also assuming the due execution and delivery of the related agreements, this Amendment constitutes, and the related agreements to which United is or will be a party will constitute, legal, valid and binding obligations of United, enforceable against it in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

    E. Representations and Warranties of Mesa. Mesa hereby represents and warrants to Operating Trustee, Owner Trustee, Air Wisconsin and United, which representations and warranties shall survive the execution and delivery of this Amendment, that:

         (i) Due Organization. Mesa is a corporation duly organized and validly existing in good standing under the laws of the State of New Mexico, is qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have an adverse effect on Mesa's business, operations or condition (financial or otherwise) or on its ability to perform its obligations hereunder, and has the corporate power and authority, and all licenses, rights, permits, certificates, franchises and other privileges, necessary to carry on its business as presently conducted and to perform its obligations under this Amendment and each of the related agreements to which it is or will be a party;

        (ii) Due Authorization; No Conflict. The execution, delivery and performance by Mesa of this Amendment and each of the related agreements to which it is or will be a party have been duly authorized by all necessary corporate action on

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    the part of Mesa, do not require any approval of the stockholders of Mesa, and neither the execution and delivery hereof or thereof nor the consummation of the transactions contemplated hereby and by the other related agreements to which it is or will be a party, nor compliance by Mesa with any of, nor Mesa's performance of all, of the terms and provisions hereof or thereof will contravene or has contravened any judgment or order applicable to or binding on it or any Applicable Law or conflict with, result in any breach of, or constitute any default under, its corporate charter or by-laws or conflict with, result in the creation of a Lien under, or require the consent of any trustee or creditor pursuant to, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, bank loan or credit agreement or other agreement or instrument to which Mesa is a party or by which it or its assets are bound; and

       (iii) Enforceability. This Amendment and each of the related agreements to which Mesa is or will a party has been duly executed and delivered by Mesa, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, and also assuming the due execution and delivery of the related agreements, this Amendment constitutes, and the related agreements to which Mesa is or will be a party will constitute, legal, valid and binding obligations of Mesa, enforceable against it in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 5.    MISCELLANEOUS.

    Section 5.1. Ratification. Except as amended hereby and by the amendments entered into as of the date hereof to the other Closing Date Operative Documents, the Agreement and each of the other Closing Date Operative Documents continue and shall remain in full force and effect in all respects.

    Section 5.2. Counterparts, Governing Law, etc. This Amendment may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each an original, but all together constituting one and the same instrument and contract. Neither this Amendment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified, except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought. The terms of this Amendment shall be binding upon, and inure to the benefit of and shall be enforceable by, each of the parties hereto. This Amendment shall in all respects be governed by, and construed in accordance with, the internal laws of the State of Illinois, including all matters of construction, validity and performance.

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    IN WITNESS WHEREOF, the parties have caused this First Amendment to Omnibus
Agreement to be executed and delivered by their respective duly authorized officers, all as of the date first above written.

                                       MESA AIRLINES, INC.


                                       By_______________________________________
                                         Its

                                       FIRST SECURITY BANK OF UTAH, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity, except as expressly provided,
                                         but solely as Operating Trustee


                                       By_______________________________________
                                         Its

                                       FIRST SECURITY BANK OF UTAH, NATIONAL
                                         ASSOCIATION, not in its individual
                                         capacity, except as expressly provided,
                                         but solely as Owner Trustee


                                       By_______________________________________
                                         Its

                                       UNITED AIR LINES, INC.


                                       By_______________________________________
                                         Its

                                       AIR WISCONSIN, INC.


                                       By_______________________________________
                                         Its


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                            FORM OF SHORT-TERM LEASE













                                   EXHIBIT A